Exhibit 10.2

CONSENT AND WAIVER AGREEMENT

This Consent and Waiver Agreement (this “Agreement”), entered into as of September 24, 2013, is made by and among La Jolla Pharmaceutical Company, a California corporation (the “Company”), and the undersigned holders of the Company’s Preferred Stock (defined below) (each a “Holder” and collectively the “Holders”).

WHEREAS, the Holders wish to waive certain rights arising under the Company’s Articles of Incorporation or the 2010 Purchase Agreement (each, as defined below), as set forth below;

WHEREAS, the undersigned Holders wish to consent to the Company’s offering and sale of Common Stock and a Series F Convertible Preferred Stock, to be effected pursuant to a Securities Purchase Agreement, dated as of September 24, 2013 (the “2013 Purchase Agreement”); and

WHEREAS, the undersigned Holders further wish to consent to the amendment and restatement of the Company’s Articles of Incorporation (the “Articles of Incorporation”), as set forth below; and

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Capitalized Terms. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Articles of Incorporation.

2. Representations and Warranties of the Holders. Each of the Holders hereby represents and warrants to the Company that, with respect solely to itself and not with respect to any other Holder, each Holder has the requisite power and authority to enter into the Agreement, and if the Holder is an entity, such Holder is a corporation, limited liability company or partnership duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

2. Waiver of Certain Rights. The Holders hereby consent to the following actions and hereby irrevocably waive the following rights arising under the Articles of Incorporation or the Purchase Agreement (defined below), with such waiver being effective as of the “Closing” (as defined in the 2013 Purchase Agreement):

(a) Pursuant to Article IV(d)(13)(G) of the Articles of Incorporation, the Holders, constituting the Requisite Holders under the Articles of Incorporation, hereby consent and irrevocably waive the following provisions of the Articles of Incorporation: (i) all rights of the Holders to dividends accruing under Article IV(d)(2), to the extent such dividends otherwise would have accrued on or after the date hereof; (ii) the limitations on conversion set forth in Article IV(d)(3)(C)(i); and (iii) the protective provisions set forth in Article IV(d)(11), to the extent such provisions are otherwise applicable to (x) the transactions contemplated in the 2013 Purchase Agreement; (y) this Agreement; or (z) the issuance of the Equity Awards (as defined in the 2013 Purchase Agreement).

(b) Pursuant to Section 8.5 of that certain Securities Purchase Agreement, dated as of May 24, 2010, by and among the Company and the Holders (the “2010 Purchase Agreement”), the Holders hereby irrevocably waive the covenants set forth in Section 3.12 of the 2010 Purchase Agreement.

3. Action by Written Consent. The following resolutions are hereby approved and adopted by the Holders, which action shall constitute the approval by the Requisite Holders, acting by written consent in accordance with Article IV(d)(10), Article IV(d)(11) and Section 2.6 of the Company’s Bylaws:

Amended and Restated Articles of Incorporation

WHEREAS, the Board of Directors of the Company (the “Board”) has approved an amendment to the Articles of Incorporation of the Company (the “Amendment”) amending certain terms of the Series C-12 Convertible Preferred Stock and eliminating the Series C-22 Convertible Preferred Stock, Series D-12 Convertible Preferred Stock and Series D-22 Convertible Preferred Stock;

WHEREAS, the Board has declared the Amendment is advisable and in the best interests of the Company, and recommended that the shareholders of the Company approve the Amendment and the restatement of the Articles of Incorporation, in substantially the form attached hereto as Exhibit A (the “Amended and Restated Articles”);

NOW THEREFORE, BE IT RESOLVED: That the amendment to the Articles in the form attached hereto as Exhibit A is hereby approved and the Amended and Restated Articles are hereby adopted.

RESOLVED FURTHER: That at any time prior to the effectiveness of the filing of the Amended and Restated Articles with the Secretary of State of the State of California, notwithstanding the foregoing resolutions, the Board of Directors of the Company may abandon the Amendment without further action by the shareholders.

RESOLVED FURTHER: That the undersigned shareholders hereby consent to the foregoing Amendment in accordance with Article IV(d)(10) and Article IV(d)(11) under the Articles of Incorporation.

Equity Incentive Plan

RESOLVED, that, based upon the recommendation of the Board, the Equity Incentive Plan, substantially in the form attached hereto as Exhibit B (the “Plan”), is hereby approved and accepted.

Certificate of Determination

RESOLVED, that, based upon the recommendation of the Board, the Certificate of Determination of Series F Convertible Preferred Stock, substantially in the form attached hereto as Exhibit C (the “Series F Certificate”) is hereby approved and accepted.

4. Repurchase of Securities. Concurrent with the Closing, each Holder hereby agrees to sell and convey to the Company all right, title and interest in and to the following Company securities held by such Holder (the “Repurchased Securities”): (i) that number of shares of Series D-12 Convertible Preferred Stock set forth on the signature page of each such Holder, as well as all rights arising under such shares, including accrued and unpaid dividends; and (ii) that number of “Warrants” (as defined in the 2010 Purchase Agreement, as such securities have been amended through the date hereof), set forth on the signature page of each such Holder. The consideration payable to each Holder for the Repurchased Securities shall be One Dollar ($1.00), which the parties acknowledge and agree is adequate consideration therefor.

5. Increase in Conversion Price. Notwithstanding Article IV(d)(1)(H) and the Company’s obligations under Article IV(d)(3), the parties hereby agree that the “Conversion Price” shall, effective as of the Closing and through the date of filing of the Amended and Restated Articles, be the price obtained by dividing $1,000 by 86,202 (as may be adjusted for any stock splits, reverse stock splits or similar recapitalization events effected after the date hereof). As a condition to the Company’s obligations to effect any transfer of the Series C-12 Preferred Stock by any Holder on or after the date hereof, the Company shall be required to place the following legend on any certificates representing such shares:

NOTWITHSTANDING THE TERMS OF THIS SECURITY, AS SET FORTH IN THE CORPORATION’S ARTICLES OF INCORPORATION, THE HOLDER OF THIS SECURITY AND THE CORPORATION HAVE SEPARATELY AGREED TO ALTER CERTAIN TERMS OF THIS SECURITY, INCLUDING THE PRICE AT WHICH THIS SECURITY MAY BE CONVERTED INTO COMMON STOCK. THE HOLDER OF THIS SECURITY MAY INSPECT A COPY OF THIS AGREEMENT AT THE OFFICES OF THE CORPORATION AND A COPY OF SUCH AGREEMENT WILL BE PROVIDED TO THE HOLDER HEREOF UPON REQUEST.

6. Entire Agreement; Amendment. This Agreement contains the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein, neither the Company nor any Holder make any representation, warranty, covenant or undertaking with respect to such matters, and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein. No provision of this Agreement may be waived or amended on behalf of all Holders other than by a written instrument signed by the Company and the Requisite Holders of the Series C-12. In addition to the foregoing, no provision of this Agreement may be amended to increase the financial obligations of any Holder under this Agreement other than by a written instrument signed by such Holder. Nothing provided in this Section 6 shall limit an individual Holder’s right to waive or amend any provision of this Agreement on its own behalf. The Holders acknowledge that any waiver effected in accordance with this Section 6 shall be binding upon each Holder (and their permitted assigns) and the Company, including, without limitation, a waiver that has an adverse effect on any or all Holders.

7. Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be delivered in the manner and to the attention of the parties as set forth in the Articles of Incorporation.

8. Waivers. No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

9. Headings. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

10. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.

11. Governing Law. To the fullest extent permitted by law, this Agreement shall be governed by and construed in accordance with the internal laws of the State of California, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

12. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart.

13. Severability. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

14. Further Assurances. From and after the date of this Agreement, upon the request of the Holders or the Company, the Company and each Holder shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

15. Disclosure of Transactions. The Company shall, in a Current Report on Form 8-K and in a press release, describe the material terms of the transactions contemplated hereby and pursuant to the 2013 Purchase Agreement, with the filing of such current report and issuance of such press release to be made no later than one Business Day after the date of this Agreement. The Company will provide representatives from Tang Capital Partners, LP and Boxer Capital, LLC with the opportunity to review and approve the language describing the transactions to be used in the current report and press release prior to issuance and filing, respectively, which approval will not be unreasonably withheld.

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IN WITNESS WHEREOF, the parties hereto have caused this Consent and Waiver Agreement to be duly executed by their respective authorized officers as of the date first above written.

LA JOLLA PHARMACEUTICAL COMPANY

By:
Name: George F. Tidmarsh, M.D. Ph.D.
Title: President and Chief Executive Officer

[SIGNATURE PAGES CONTINUE]

IN WITNESS WHEREOF, the undersigned have caused this Consent and Waiver Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder: Tang Capital Partners, LP

Signature of Authorized Signatory of Holder:

Name of Authorized Signatory: Kevin Tang

Title of Authorized Signatory: Managing Director

Email Address of Holder: kevin@tangcapital.com

Fax Number of Holder: 858 200 3837

Address for Notice of Holder:

4747 Executive Drive, Suite 510

San Diego, CA 92121

Series D-12 Redeemed: 2,958.963

Warrants Redeemed: 6,583.000

IN WITNESS WHEREOF, the undersigned have caused this Consent and Waiver Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder: The Kevin Tang Foundation, Inc.

Signature of Authorized Signatory of Holder:

Name of Authorized Signatory: Kevin Tang

Title of Authorized Signatory: President

Email Address of Holder: kevin@tangcapital.com

Fax Number of Holder: 858 200 3837

Address for Notice of Holder:

4747 Executive Drive, Suite 510

San Diego, CA 92121

Series D-12 Redeemed: 133.775

Warrants Redeemed: 296.000

IN WITNESS WHEREOF, the undersigned have caused this Consent and Waiver Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder: RTW Investments, LLC

Signature of Authorized Signatory of Holder:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Holder:

Fax Number of Holder:

Address for Notice of Holder:

Series D-12 Redeemed: 458.534

Warrants Redeemed: 988.000

IN WITNESS WHEREOF, the undersigned have caused this Consent and Waiver Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder: Boxer Capital, LLC

Signature of Authorized Signatory of Holder:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Holder:

Fax Number of Holder:

Address for Notice of Holder:

Series D-12 Redeemed: 888.234

Warrants Redeemed: 1,992.000

IN WITNESS WHEREOF, the undersigned have caused this Consent and Waiver Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder: MVA Investors, LLC

Signature of Authorized Signatory of Holder:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Holder:

Fax Number of Holder:

Address for Notice of Holder:

Series D-12 Redeemed: 128.286

Warrants Redeemed: 287.000